UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2008

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AFFINITY AND HOTELS AT HOME, INC. (“HOTELS”) REGARDING, AMONG OTHER THINGS, THE BUSINESS OF HOTELS AND THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH HOTELS IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN AFFINITY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER AFFINITY NOR HOTELS ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, AFFINITY INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH HOTELS AND ITS SUBSIDIARIES (COLLECTIVELY, “HOTELS”), AS DESCRIBED IN THIS REPORT. THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF AFFINITY (THE “MERGER”) AND RELATED MATTERS. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10K-SB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS OF RECORD DATE AS OF MAY 7, 2008. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange commission on July 26, 2007, on July 24, 2007, Affinity Media International Corp., a Delaware corporation (“Affinity”), and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., also a Delaware corporation (“Affinity Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), and the stockholders of Hotels (the “Hotels Stockholders”), pursuant to which Hotels will merge into the Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of Affinity (the “Merger”).

On January 14, 2008, Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “First Amendment”). Pursuant to the First Amendment, the stock consideration payable to the Hotels Stockholders at the closing of the Merger were reduced from 3,509,203 shares of Affinity common stock to 2,456,571 shares of Affinity common stock. In addition, the parties agreed to an earn-out provision (the “Earn Out Provision”) whereby if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010, the Hotels Stockholders would earn up to 1,500,000 shares of Affinity common stock (the “Earn Out Shares”). In addition, the annual performance bonus payable to each of the Hotels Stockholders pursuant to their respective Employment Agreements was reduced from 100% of their Base Salary (as that term is defined in the Employment Agreements) to 50% of the Base Salary for each year of the term of such Employment Agreement. Further, the Hotels Stockholders agreed to increase the twelve month lockup of the shares of common stock issuable to them in the Merger to a period of eighteen months.

On May 7, 2008, Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into a second amendment to the Merger Agreement (the “Second Amendment”). Pursuant to the Second Amendment, the stock consideration payable to the Hotels Stockholders at the closing of the Merger have been reduced from 2,456,571 shares of Affinity common stock to 2,281,571 shares of Affinity common stock (the “Stock Consideration”). The parties also agreed to reduce the cash consideration payable to the Hotels Stockholders from $16 million to $15 million. In addition, the parties agreed to amend the Earn Out Provision to increase the net income levels to $2.8 million (from $2.5 million) in 2008, $3.3 million (from $3.0 million) in 2009 and $3.9 million (from $3.6 million) in 2010. The Hotels Stockholders will also receive an additional 250,000 shares of Affinity common stock at each earn out level, for a total of up to 750,000 Earn Out Shares per earn out period, or an aggregate of up to 2,250,000 Earn Out Shares. The Second Amendment also provides for pro rata earnings of the Earn Out Shares under certain circumstances. In addition, the annual salary payable to each of the Hotels Stockholders pursuant to their respective employment agreements has been reduced to $125,000 and the bonus payable to each Hotels Stockholder may be in excess of 50% of such Hotels Stockholder’s annual bonus at the discretion of Affinity’s Board of Directors. The employment agreement with Raymond Romano has also been amended to provide that the Warrants to which Mr. Romano is entitled shall have an exercise price of $5.60.

Pursuant to the Second Amendment, certain of the founding stockholders of Affinity and participants in the private placement prior to the initial public offering of Affinity (the “IPO”) have agreed to forfeit 625,000 shares of Affinity common stock.

Affinity has also agreed to issue a one-time special cash and stock distribution to stockholders of record as of June16, 2008, provided the Merger is approved, as follows:

A. 800,000 shares of Affinity common stock will be distributed, pro rata (the “Stock Distribution”); provided, however, that the Hotels Stockholders waived, and are not entitled to, the Stock Distribution with respect to the Stock Consideration; and

B. $2.6 million in cash will be distributed (the “Cash Distribution”), pro rata; provided, however, that the Cash Distribution will not be distributed with respect to the 750,000 shares held by the founding stockholders of Affinity and the Stock Consideration.

Affinity has also agreed, if the merger is approved, to extend the date upon which the warrants issued in the IPO expire by one year, to June 4, 2011.

In connection with the Second Amendment, the underwriter in Affinity’s IPO has agreed to take $400,000 of its deferred underwriting compensation fee in shares of Affinity common stock at a price per share of $5.70, or 70,175 shares.

Also in connection with the Second Amendment, agreements with each of Messrs. Peter Engel, Howard Cohl and Peter Dombrowski with respect to the incentive shares to which each are entitled such that if, at any time within five years of the consummation of a business combination, Parent’s publicly-traded common stock reaches a volume weighted average trading price of $4.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski will receive warrants allowing them to purchase an aggregate of 200,000 shares of Parent’s common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, Parent’s publicly-traded common stock reaches a volume weighted average trading price of $5.60 per share for each day during any five day period, these same persons will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted.

In addition, an advisor of Affinity has agreed to waive any and all of its fees, including the $214,260 cash and $185,740 stock fees, to which it is entitled upon the consummation of a business combination.

The terms of the Amendment are more fully described in the Amendment, which is attached hereto as Exhibit 2.1. The press release announcing the negotiation of the Amendment is attached hereto as Exhibit 99.1.

Investor Presentation

The presentation attached hereto as Exhibit 99.2 is the form of slide show presentation that Affinity expects to use in investor presentations to describe the Merger and the proposed business to be acquired and operated by Affinity, assuming that the stockholder’s of Affinity approve the Merger and the related matters.

Additional Information and Where to Find It

In connection with the proposed Merger and required stockholder approval, Affinity will file with the SEC a proxy statement which will be mailed to the stockholders of Affinity. Affinity’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the Merger. Affinity’s stockholders will be able to obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings will also be obtained, without charge, by directing a request to Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, California.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the amended terms of the merger transaction that will include the issuance of shares of common stock of Parent.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Amendment to Merger Agreement dated May 7, 2008
99.1 99.2	Press Release dated May 1, 2008 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: May 7, 2008	By:	/s/ Howard Cohl
Howard Cohl
President